                                                                      Exhibit 4

Legal Title of Bank:  NORWEST BANK COLORADO, N.A.          Call Date:  12/31/97
Address:              1740 BROADWAY
City, State     Zip:  DENVER, CO  80274-8604
FDIC Certificate No.: 0 3 0 1 1
                      ---------

CONSOLIDATED REPORTS OF CONDITION AND INCOME
FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES FOR
THE PERIOD JANUARY 1, 1997-DECEMBER 31, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                                                          --------
                                                                                                             I480
                                                                                                ------------------
                                                                  DOLLAR AMOUNTS IN THOUSANDS   RIAD  BIL MIL THOU
------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate ..................................................   4001       167,919   1.a.(1)(a)
          (b) Loans to depository institutions...............................................   4019         5,422   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers............   4024         7,882   1.a.(1)(c)
          (d) Commercial and industrial loans................................................   4012        60,817   1.a.(1)(d)
          (e) Acceptances of other banks.....................................................   4026            33   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans.............................................   4054         8,435   1.a.(1)(f)(1)
              (2) Other......................................................................   4055        88,062   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions.........................   4056            34   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations........................................................   4503             0   1.a.(1)(h)(1)
              (2) Tax-exempt obligations.....................................................   4504         1,232   1.a.(1)(h)(2)
          (i) All other loans in domestic offices............................................   4058            66   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs......................   4059             1   1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases.....................................................................   4505            76   1.b.(1)
      (2) Tax-exempt leases..................................................................   4307             0   1.b.(2)
   c. Interest income on balances due from depository institutions: (1)
      (1) In domestic offices................................................................   4105            13   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs......................   4106        39,934   1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations....................   4027       154,890   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities.............................................................   4506           163   1.d.(2)(a)
          (b) Tax-exempt securities..........................................................   4507         2,324   1.d.(2)(b)
      (3) Other domestic debt securities.....................................................   3657           471   1.d.(3)
      (4) Foreign debt securities............................................................   3658             0   1.d.(4)
      (5) Equity securities (including investments in mutual funds)..........................   3659           578   1.d.(5)
   e. Interest income from trading assets....................................................   4069             0   1.e.
                                                                                                ------------------

-------------
(1) Includes interest income on time certificates of deposit not held for trading.

                                                                                     ------------
                                                 Dollar Amounts in Thousands         Year-to-date
-------------------------------------------------------------------------------------------------
                                                                               RIAD  Bil Mil Thou
                                                                               ------------------
 1. Interest income (continued)
    f. Interest income on federal funds sold and securities purchased under
       agreements to resell................................................... 4020         8,760  1.f.
    g. Total interest income (sum of items 1.a through 1.f)................... 4107       547,112  1.g.
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts).................. 4508        6,129  2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)....................... 4509       27,880  2.a.(1)(b)(1)
               (2) Other savings deposits...................................... 4511       63,368  2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more........................... A517       19,979  2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000......................... A518       55,330  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs.............................................. 4172       11,587  2.a.(2)
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase................................................ 4180        4,305  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money................................... 4185           20  2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures........................... 4200        2,737  2.e.
    f. Total interest expense (sum of items 2.a through 2.e)................... 4073      191,335  2.f.
                                                                                                   ----------------------
 3. Net interest income (item 1.g minus 2.f)...................................                    RIAD 4074      355,777   3.
                                                                                                   ----------------------
 4. Provisions:
                                                                                                   ----------------------
    a. Provision for loan and lease losses.....................................                    RIAD 4230        9,774   4.a.
    b. Provision for allocated transfer risk...................................                    RIAD 4243            0   4.b.
 5. Noninterest income:                                                                            ----------------------

    a. Income from fiduciary activities........................................ 4070       28,898  5.a.
    b. Service charges on deposit accounts in domestic offices................. 4080       60,164  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d).................................................. A220          144  5.c.
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income.................................................... 5407       27,396  5.f.(1)
       (2) All other noninterest income*....................................... 5408       11,640  5.f.(2)
                                                                                                   ----------------------
    g. Total noninterest income (sum of items 5.a through 5.f).................                    RIAD 4079      128,239   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities..................                    RIAD 3521            0   6.a.
    b. Realized gains (losses) on available-for-sale securities................                    RIAD 3195       (2,187)  6.b.
                                                                                                   ----------------------
 7. Noninterest expense:
    a. Salaries and employee benefits.......................................... 4135      111,661  7.a.
    b. Expenses of premises and fixed assets (not of rental income)
       (excluding salaries and employee benefits and mortgage interest)........ 4217       32,435  7.b.
    c. Other noninterest expense*.............................................. 4092      204,659  7.c.
                                                                                                   ----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)................                    RIAD 4093      348,755   7.d.
                                                                                                   ----------------------
 8. Income (loss) before income taxes and extraordinary items and other                            ----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)..                    RIAD 4301      123,300   8.
 9. Applicable income taxes (on item 8)........................................                    RIAD 4302       39,156   9.
                                                                                                   ----------------------

10. Income (loss) before extraordinary items and other adjustments (item 8                         ----------------------
    minus 9)...................................................................                    RIAD 4300       84,144  10.
11. Extraordinary items and other adjustments, net of income taxes*............                    RIAD 4320            0  11.
12. Net income (loss) (sum of items 10 and 11).................................                    RIAD 4340       84,144  12.
                                                                                                   ----------------------


----------
* Describe on Schedule RI-E--Explanations.

                                                                                                               -----
                                                                                                                I481
                                                                                                      --------------
                                                                                                        Year-to-date
Memoranda                                                                                         -------------------
                                                                    Dollar Amounts in Thousands   RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------

 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes......................  4513           414  M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)...........................................................  8431           833  M.2.
 3.-4. Not applicable
 5. Number of full-time equivalent employees at end of current period (round to                               Number
    nearest whole number).......................................................................  4150         2,709  M.5.
 6. Not applicable
                                                                                            ----
 7. If the reporting bank has restated its balance sheet as a result of applying push down  RIAD         CC YY MM DD
    accounting this calendar year, report the date of the bank's acquisition(1).............9106         00 00 00 00  M.7.
                                                                                            ----
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a. through 8.d must equal Schedule RI, item 5.c):
                                                                                                  -------------------
                                                                                                  RIAD  Bil Mil Thou
                                                                                                  ------------------
    a. Interest rate exposures..................................................................  8757             0  M.8.a.
    b. Foreign exchange exposures...............................................................  8758           144  M.8.b.
    c. Equity security and index exposures......................................................  8759             0  M.8.c.
    d. Commodity and other exposures............................................................  8760             0  M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income...............................................  8761             0  M.9.a.
    b. Net (increase) decrease to interest expense..............................................  8762             0  M.9.b.
    c. Other (noninterest) allocations..........................................................  8763             0  M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)...........................  A251             0  M.10.
                                                                                                  ------------------
                                                                                                         YES      NO
11. DOES THE REPORTING BANK HAVE A SUBCHAPTER S ELECTION IN EFFECT FOR FEDERAL INCOME TAX         ------------------
    PURPOSES FOR THE CURRENT TAX YEAR?..........................................................  A530             x  M.11.
                                                                                                  ------------------
12. DEFERRED PORTION OF TOTAL APPLICABLE INCOME TAXES INCLUDED IN SCHEDULE RI,                          Bil Mil Thou
                                                                                                  ------------------
    ITEMS 9 AND 11 (TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME)..........................  4772             0  M.12.
                                                                                                  ------------------

----------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                      ---------
                                                                                                          I483
                                                                                           --------------------
                                                           Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------
 1.  Total equity capital originally reported in the December 31, 1996, Reports of
     Condition and Income................................................................  3215         397,440   1.
 2.  Equity capital adjustments from amended Reports of Income, net*.....................  3216               0   2.
 3.  Amended balance end of previous calendar year (sum of items 1 and 2)................  3217         397,440   3.
 4.  Net income (loss) (must equal Schedule RI, item 12).................................  4340          84,144   4.
 5.  Sale, conversion, acquisition, or retirement of capital stock, net..................  4346               0   5.
 6.  Changes incident to business combinations, net......................................  4356               0   6.
 7.  LESS: Cash dividends declared on preferred stock....................................  4470               0   7.
 8.  LESS: Cash dividends declared on common stock.......................................  4460          73,000   8.
 9.  Cumulative effect of changes in accounting principles from prior years* (see
     instructions for this schedule).....................................................  4411               0   9.
10.  Corrections of material accounting errors from prior years* (see instructions
     for this schedule)..................................................................  4412               0  10.
11.  Change in net unrealized holding gains (losses) on available-for-sale
     securities..........................................................................  8433          22,965  11.
12.  Foreign currency translation adjustments............................................  4414               0  12.
13.  Other transactions with parent holding company* (not included in
     items 5, 7, or 8 above).............................................................  4415          18,000  13.
14.  Total equity capital end of current period (sum of items 3 through 13) (must
     equal Schedule RC, item 28).........................................................  3210         449,549  14.
                                                                                           --------------------

-----------------
*  Describe on Schedule RI-E--Explanations.


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE
               FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                                             -------
                                                                                                               I486
                                                                       ---------------------------------------------
                                                                             (Column A)              (Column B)
                                                                            Charge-offs              Recoveries
                                                                       ---------------------------------------------
                                                                                    Calendar year-to-date
                                                                       ---------------------------------------------
                                       Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou    RIAD   Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile).................................  4651           2,404    4661            2,305  1.a.
    b. To non-U.S. addressees (domicile).............................  4652               0    4662                0  1.b.
2.  Loans to depository institutions and acceptances of
    other banks:
    a. To U.S. banks and other U.S. depository institutions..........  4653               0    4663                0  2.a.
    b. To foreign banks..............................................  4654               0    4664                0  2.b.
3.  Loans to finance agricultural production and other loans
    to farmers.......................................................  4655             123    4665               60  3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile).................................  4645           1,493    4617            1,588  4.a.
    b. To non-U.S. addressees (domicile).............................  4646               0    4618                0  4.b.
5.  Loans to individuals for household, family, and other
    personal expenditures:
    a. Credit cards and related plans................................  4656           1,290    4666              217  5.a.
    b. Other (includes single payment, installment, and all
       student loans)................................................  4657          14,373    4667            3,922  5.b.
6.  Loans to foreign governments and official institutions...........  4643               0    4627                0  6.
7.  All other loans..................................................  4644           1,720    4628              495  7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile).................................  4658              38    4668                7  8.a.
    b. Of non-U.S. addressees (domicile).............................  4659               0    4669                0  8.b.
9.  Total (sum of items 1 through 8).................................  4635          21,441    4605            8,594  9.
                                                                       ---------------------------------------------

PART I. CONTINUED


                                                                       ---------------------------------------------
                                                                             (Column A)              (Column B)
                                                                            Charge-offs              Recoveries
                                                                       ----------------------  ---------------------
Memoranda                                                                          Calendar year-to-date
                                                                       ---------------------------------------------
                                       Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou    RIAD   Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------
1-3. Not applicable
4.   Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE)
     included in Schedule RI-B, part I, items 4 and 7, above.........  5409               0    5410                0  M.4.
5.   Loans secured by real estate in domestic offices
     (included in Schedule RI-B, part I, item 1, above):
     a. Construction and land development............................  3582              87    3583              321  M.5.a.
     b. Secured by farmland..........................................  3584              65    3585              233  M.5.b.
     c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family
            residential properties and extended under lines
            of credit................................................  5411               0    5412                0  M.5.c.(1)
        (2) All other loans secured by 1-4 family residential
            properties...............................................  5413           1,341    5414              890  M.5.c.(2)
     d. Secured by multifamily (5 or more) residential properties....  3588               0    3589                0  M.5.d.
     e. Secured by nonfarm nonresidential properties.................  3590             911    3591              861  M.5.e.


PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                           --------------------
                                                           Dollar Amounts in Thousands     RIAD  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------
1.  Balance originally reported in the December 31, 1996, Reports of Condition
    and Income...........................................................................  3124          83,086   1.
2.  Recoveries (must equal part I, item 9, column B above)...............................  4605           8,594   2.
3.  LESS: Charge-offs (must equal part I, item 9, column A above)........................  4635          21,441   3.
4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a)...............  4230           9,774   4.
5.  Adjustments* (see instructions for this schedule)....................................  4815            (624)  5.
6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
    item 4.b)............................................................................  3123          79,389   6.

-------------------
*  Describe on Schedule RI-E--Explanations.

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                              -------------
                                                                                                                   I492
                                                                                                        -------------------
                                                                                                               Year-to-date
                                                                                                 --------------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil   Mil    Thou
---------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked ....................................................................    4837              N/A  1.a.
   b. Interest expense booked ...................................................................    4838              N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
      IBFs (item 1.a minus 1.b) .................................................................    4839              N/A  1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices ...    4840              N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ...........    4841              N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ......................................    4842              N/A  2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ...............................    4097              N/A  3.a.
   b. Provision for loan and lease losses attributable to international operations ..............    4235              N/A  3.b.
   c. Other noninterest expense attributable to international operations ........................    4239              N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a.
      minus 3.b and 3.c) ........................................................................    4843              N/A  3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d) ..................................................    4844              N/A  4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs ..................................    4845              N/A  5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5) ............................................................    4846              N/A  6.
7. Income taxes attributable to income from international operations as estimated in item 6 .....    4797              N/A  7.
8. Estimated net income attributable to international operations (item 6 minus 7) ...............    4341              N/A  8.
                                                                                                     ----------------------
Memoranda
                                                                     Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above ......................................    4847              N/A  M.1.
2. Intracompany interest expense included in item 1.b above .....................................    4848              N/A  M.2.
                                                                                                     ----------------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                        -------------------
                                                                                                               Year-to-date
                                                                                                 --------------------------
                                                                     Dollar Amounts in Thousands   RIAD   Bil   Mil    Thou
---------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs ..............................................................     4849              N/A  1.
2. Interest expense booked at IBFs .............................................................     4850              N/A  2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items ...................................................     5491              N/A  3.a.
   b. Fees and other noninterest income ........................................................     5492              N/A  3.b.
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs) ...........................................................     4852              N/A  4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs) ............................................................................     4853              N/A  5.
                                                                                                     ---------------------

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE
BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                                    ------
                                                                                                                      I495
                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                     ---------------------
                                                                         Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------

1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains (losses) on other real estate owned  . . . . . . . . . . . . . . . . . . . . . . . .  5415              0  1.a.
   b. Net gains (losses) on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5416              0  1.b.
   c. Net gains (losses) on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . .  5417              0  1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
       -----------
   d.   TEXT 4461   ATM PROCESSING REVENUE                                                            4461          3,329  1.d.
       --------------------------------------------------------------------------------------------
   e.   TEXT 4462                                                                                     4462                 1.e.
       --------------------------------------------------------------------------------------------
   f.   TEXT 4463                                                                                     4463                 1.f.
       --------------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets  . . . . . . . . . . . . . . . . . . . . . . . . . .  4531              0  2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned  . . . . . . . . . . . . . . . . . . . . . . . .  5418              0  2.b.
   c. Net (gains) losses on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5419              0  2.c.
   d. Net (gains) losses on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . .  5420              0  2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
       -----------
   e.   TEXT 4464   COMPUTER PROCESSING FEES                                                          4464         23,689  2.e.
       --------------------------------------------------------------------------------------------
   f.   TEXT 4467                                                                                     4467                 2.f.
       --------------------------------------------------------------------------------------------
   g.   TEXT 4468                                                                                     4468                 2.g.
       --------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
          -----------
   a. (1)  TEXT 4469                                                                                  4469                 3.a.(1)
          -----------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                        RIAD 4486                                   3.a.(2)
          -----------                                                          --------------------
   b. (1)  TEXT 4487                                                                                  4487                 3.b.(1)
          -----------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                        RIAD 4488                                   3.b.(2)
          ----------                                                           --------------------
   c. (1)  TEXT 4489                                                                                  4489                 3.c.(1)
          -----------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                        RIAD 4491                                   3.c.(2)
                                                                               --------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
       -----------
   a.   TEXT 4492                                                                                     4492                 4.a.
       --------------------------------------------------------------------------------------------
   b.   TEXT 4493                                                                                     4493                 4.b.
       --------------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
       -----------
   a.   TEXT A546   EFFECT OF CHANGE TO GAAP FROM PREVIOUS NON-GAAP INSTRUCTIONS                      A546              0  5.a.
       --------------------------------------------------------------------------------------------
   b.   TEXT 4495                                                                                     4495                 5.b.
       --------------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):
       -----------
   a.   TEXT 4496                                                                                     4496                 6.a.
       --------------------------------------------------------------------------------------------
   b.   TEXT 4497                                                                                     4497                 6.b.
       -------------------------------------------------------------------------------------------------------------------

                                      9


SCHEDULE RI-E--CONTINUED

                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                     ---------------------
                                                                         Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------

7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all transactions):
       -----------
   a.   TEXT 4498   CAPITAL INFUSION FROM HOLDING COMPANY                                             4498         18,000  7.a.
       --------------------------------------------------------------------------------------------
   b.   TEXT 4499                                                                                     4499                 7.b.
       --------------------------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
       -----------
   a.   TEXT 4521   ADDITIONAL CREDIT LOSS CURRENT YEAR                                               4521          (624)  8.a.
       --------------------------------------------------------------------------------------------
   b.   TEXT 4522                                                                                     4522                 8.b.
       -------------------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its             I498      I499
   option, any other significant items affecting the Report of Income):                              ---------------------
   No comment \  \ (RIAD 4769)                                                                       ---------------------
   Other explanations (please type or print clearly):
   (TEXT 4769)


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                             -------
                                                                                                               C400
                                                                                                  ------------------
                                                                    Dollar Amounts in Thousands   RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ...................................  0081       883,189    1.a.
    b. Interest-bearing balances(2) ............................................................  0071       699,102    1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................  1754             0    2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................  1773     2,368,868    2.b.
 3. Federal funds sold and securities purchased under agreements to resell .....................  1350       536,350    3.
 4. Loans and lease financing receivables:                              ------------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)    RCFD 2122      3,820,596                        4.a.
    b. LESS: Allowance for loan and lease losses ...................    RCFD 3123         79,389                        4.b.
    c. LESS: Allocated transfer risk reserve .......................    RCFD 3128              0                        4.c.
    d. Loans and leases, net of unearned income,                        ------------------------
       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................  2125     3,741,207    4.d.
 5. Trading assets (from Schedule RC-D) ........................................................  3545             0    5.
 6. Premises and fixed assets (including capitalized leases) ...................................  2145       108,737    6.
 7. Other real estate owned (from Schedule RC-M) ...............................................  2150         1,019    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)....  2130             0    8.
 9. Customers' liability to this bank on acceptances outstanding ...............................  2155         3,412    9.
10. Intangible assets (from Schedule RC-M) .....................................................  2143            82   10.
11. Other assets (from Schedule RC-F) ..........................................................  2160       153,491   11.
12. Total assets (sum of items 1 through 11) ...................................................  2170     8,495,457   12.
                                                                                                  ------------------

-------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                                                                                  ----------------------
                                                                    Dollar Amounts in Thousands             Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I) .................................................................................  RCON 2200    7,354,574  13.a.
                                                                       ------------------------
       (1) Noninterest-bearing(1) .................................    RCON 6631      2,517,407                           13.a.(1)
       (2) Interest-bearing ........................................   RCON 6636      4,837,167                           13.a.(2)
                                                                       ------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBPs (from Schedule RC-E,
       part II) ................................................................................  RCFN 2200      297,011  13.b.
                                                                       ------------------------
       (1) Noninterest-bearing.....................................    RCFN 6631              0                           13.b.(1)
       (2) Interest-bearing ........................................   RCFN 6636        297,011                           13.b.(2)
                                                                       ------------------------
14. Federal funds purchased and securities sold under agreements to repurchase .................  RCFD 2800      123,867  14.
15. a. Demand notes issued to the U.S. Treasury ................................................  RCON 2840            0  15.a.
    b. Trading liabilities (from Schedule RC-D) ................................................  RCFD 3548            0  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases:
    a. With a remaining maturity of one year or less ...........................................  RCFD 2332       23,569  16.a.
    b. With a remaining maturity of more than one year through three years .....................  RCFD A547            0  16.b.
    c. With a remaining maturity of more than three years ......................................  RCFD A548            0  16.c.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ...................................  RCFD 2920        3,412  18.
19. Subordinated notes and debentures(2) .......................................................  RCFD 3200       42,000  19.
20. Other liabilities (from Schedule RC-G) .....................................................  RCFD 2930      201,475  20.
21. Total liabilities (sum of items 13 through 20) .............................................  RCFD 2948    8,045,908  21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ..............................................  RCFD 3838            0  23.
24. Common stock ...............................................................................  RCFD 3230      100,000  24.
25. Surplus (exclude all surplus related to preferred stock) ...................................  RCFD 3839      222,057  25.
26. a. Undivided profits and capital reserves ..................................................  RCFD 3632      100,906  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ..................  RCFD 8434       26,586  26.b.
27. Cumulative foreign currency translation adjustments ........................................  RCFD 3284            0  27.
28. Total equity capital (sum of items 23 through 27) ..........................................  RCFD 3210      449,549  28.
29. Total liabilities and equity capital (sum of items 21 and 28) ..............................  RCFD 3300    8,495,457  29.
                                                                                                  ----------------------
Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best describes                       Number
    the most comprehensive level of auditing work performed for the bank by independent              ------------------
    external auditors as of any date during 1996 ...................................................  RCFD 6724    N/A  M.1.
                                                                                                     ------------------


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                                        ----
                                                                                                                        C405
                                                                                    ----------------------------------------
                                                                                        (Column A)           (Column B)
                                                                                       Consolidated           Domestic
                                                                                           Bank                Offices
                                                                                    ----------------------------------------
                                                     Dollars Amounts in Thousands   RCFD  Bil Mil Thou    RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and
    coin ........................................................................   0022       726,027                        1.
    a.  Cash items in process of collection and unposted debits .................                         0020       586,464  1.a.
    b.  Currency and coin .......................................................                         0080       139,563  1.b.
2.  Balances due from depository institutions in the U.S. .......................                         0082       154,483  2.
    a.  U.S. branches and agencies of foreign banks (including their IBFs) ......   0083             0                        2.a.
    b.  Other commercial banks in the U.S. and other depository institutions
        in the U.S. (including their IBFs) ......................................   0085       154,483                        2.b.
3.  Balances due from banks in foreign countries and foreign central banks ......                         0070       699,102  3.
    a.  Foreign branches of other U.S. banks ....................................   0073       699,102                        3.a.
    b.  Other banks in foreign countries and foreign central banks ..............   0074             0                        3.b.
4.  Balances due from Federal Reserve Banks .....................................   0090         2,679    0090         2,679  4.
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b .......................................   0010     1,582,291    0010     1,582,291  5.
                                                                                    ----------------------------------------

                                                                                                          ------------------
Memorandum                                                                Dollars Amounts in Thousands    RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
    column B above) ....................................................................................  0050       154,483  M.1

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                         ----
                                                                                                                         C410
                                            ---------------------------------------------------------------------------------
                                                         Held-to-maturity                        Available-for-sale
                                            ---------------------------------------------------------------------------------
                                                 (Column A)           (Column B)           (Column C)           (Column D)
                                               Amortized Cost         Fair Value         Amortized Cost       Fair Value(1)
                                            ---------------------------------------------------------------------------------
               Dollar Amounts in Thousands RCFD  Bil Mil Thou    RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  U.S. Treasury securities ............. 0211              0   0213             0   1286         6,111   1287         6,214 1.
2.  U.S. Government agency obligations
    (exclude mortgage-backed securities):
    a.  Issued by U.S. Govern-
        ment agencies(2).................. 1289              0   1290             0   1291            48   1293            48 2.a.
    b.  Issued by  U.S.
        Government-sponsored
        agencies(3) .....................  1294              0   1295             0   1297           223   1298           222 2.b.
                                           ----------------------------------------------------------------------------------

----------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool
    Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal
    Home Loan Mortgage Corporation, the Federal National Mortgage
    Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                          Held-to-maturity                     Available-for-sale
                                 ------------------------------------  ------------------------------------
                                    (Column A)         (Column B)         (Column C)         (Column D)
                                   Amortized Cost      Fair Value       Amortized Cost      Fair Value(1)
                                 -----------------  -----------------  -----------------  -----------------
     Dollar Amounts in Thousands RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-------------------------------- -----------------  -----------------  -----------------  -----------------
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations....... 1676            0  1677            0  1678       14,642   1679      14,985  3.a.
   b. Revenue obligations....... 1681            0  1686            0  1690       26,229   1691      27,188  3.b.
   c. Industrial development
      and similar obligations... 1694            0  1695            0  1696            0   1697           0  3.c.
4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA.................. 1698            0  1699            0  1701      337,453   1702     340,875  4.a.(1)
      (2) Issued by FNMA
          and FHLMC............. 1703            0  1705            0  1706    1,882,778   1707   1,919,044  4.a.(2)
      (3) Other pass-through
          securities............ 1709            0  1710            0  1711            0   1713           0  4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,
          or GNMA............... 1714            0  1715            0  1716       48,085   1717      47,854  4.b.(1)
      (2) Collateralized
          by MBS issued or
          guaranteed by FNMA,
          FHLMC, or GNMA........ 1718            0  1719            0  1731          603   1732         625  4.b.(2)
      (3) All other
          mortgage-backed
          securities............ 1733            0  1734            0  1735          678   1736         678  4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities................ 1737            0  1738            0  1739        1,436   1741       1,452  5.a.
   b. Foreign debt securities... 1742            0  1743            0  1744            0   1746           0  5.b.
6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values..                                       A510            0   A511           0  6.a.
   b. All other equity
      securities (1)............                                       1752        9,683   1753       9,683  6.b.
7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b).................... 1754            0  1771            0  1772    2,327,969   1773   2,368,868  7.
                                 -----------------  -----------------  -----------------  -----------------

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

                                                                                                ----
Memoranda                                                                                       C412
                                                                                                ----
                                                      Dollar Amounts in Thousands  RCFD Bil Mil Thou
---------------------------------------------------------------------------------  -----------------
1. Pledged securities (1)........................................................  0416      109,689  M.1.
2. Maturity and repricing data for debt securities(1), (2) (excluding those in nonaccrual status):
   A. SECURITIES ISSUED BY THE U.S. TREASURY, U.S. GOVERNMENT AGENCIES, AND
      STATES AND POLITICAL SUBDIVISIONS IN THE U.S.; OTHER NON-MORTGAGE DEBT
      SECURITIES; AND MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED
      BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES WITH A
      REMAINING MATURITY OR REPRICING FREQUENCY OF: (3)(4)
      (1) THREE MONTHS OR LESS...................................................  A549        2,153  M.2.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS....................................  A550       10,094  M.2.a.(2)
      (3) OVER ONE YEAR THROUGH THREE YEARS......................................  A551       12,881  M.2.a.(3)
      (4) OVER THREE YEARS THROUGH FIVE YEARS....................................  A552        3,382  M.2.a.(4)
      (5) OVER FIVE YEARS THROUGH 15 YEARS.......................................  A553       11,792  M.2.a.(5)
      (6) OVER 15 YEARS..........................................................  A554        9,807  M.2.a.(6)
   B. MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4
      FAMILY RESIDENTIAL MORTGAGES WITH A REMAINING OR REPRICING FREQUENCY
      OF: (3)(5)
      (1) THREE MONTHS OR LESS...................................................  A555       74,933  M.2.b.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS....................................  A556       33,766  M.2.b.(2)
      (3) OVER ONE YEAR THROUGH THREE YEARS......................................  A557           28  M.2.b.(3)
      (4) OVER THREE YEARS THROUGH FIVE YEARS....................................  A558          572  M.2.b.(4)
      (5) OVER FIVE YEARS THROUGH 15 YEARS.......................................  A559      169,760  M.2.b.(5)
      (6) OVER 15 YEARS..........................................................  A560    1,980,860  M.2.b.(6)
   C. OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOs, REMICs, AND STRIPPED MBS;
      EXCLUDE MORTGAGE PASS-THROUGH SECURITIES) WITH AN EXPECTED AVERAGE
      LIFE OF: (6)
      (1) THREE YEARS OR LESS..................................................... A561        1,983  M.2.c.(1)
      (2) OVER THREE YEARS.......................................................  A562       47,174  M.2.c.(2)
   D. FIXED RATE AND FLOATING RATE DEBT SECURITIES WITH A REMAINING MATURITY OF
      ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 2.a THROUGH 2.c ABOVE)....... A248       11,934  M.2.d.
3.-6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer).......................  1778            0  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost.............................................................  8780       45,631  M.8.a.
   b. Fair value.................................................................  8781       45,442  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost.............................................................  8782          232  M.9.a.
   b. Fair value.................................................................  8783          250  M.9.b.
                                                                                   -----------------

-----------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securites by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and losses, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                              ---------
                                                                                                                 C415
                                                                             ------------------------------------------
                                                                                  (Column A)            (Column B)
                                                                                 Consolidated            Domestic
                                                                                     Bank                Offices
                                                                             ------------------------------------------
                                              Dollar Amounts in Thousands    RCFD   Bil Mil Thou   RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate............................................ 1410     1,830,207                          1.
    a. Construction and land development....................................                       1415       152,175    1.a.
    b. Secured by farmland (including farm residential and other
       improvements)........................................................                       1420        23,923    1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit....................                       1797       208,350    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens.......................................                       5367       413,563    1.c.(2)(a)
           (b) Secured by junior liens......................................                       5368       574,839    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties............                       1460        26,232    1.d.
    e. Secured by nonfarm nonresidential properties.........................                       1480       431,125    1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.......................................                       1505       100,320    2.a.
       (1) To U.S. branches and agencies of foreign banks................... 1506             0                          2.a.(1)
       (2) To other commercial banks in the U.S............................. 1507       100,320                          2.a.(2)
    b. To other depository institutions in the U.S.......................... 1517         4,812    1517         4,812    2.b.
    c. To banks in foreign countries........................................                       1510            21    2.c.
       (1) To foreign branches of other U.S. banks.......................... 1513            21                          2.c.(1)
       (2) To other banks in foreign countries.............................. 1516             0                          2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers..... 1590        92,584    1590        92,584    3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)........................................ 1763       670,651    1763       670,651    4.a.
    b. To non-U.S. addressees (domicile).................................... 1764            13    1764            13    4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks........................................................ 1756             0    1756             0    5.a.
    b. Of foreign banks..................................................... 1757             0    1757             0    5.b.
6.  Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper)..........                         1975       994,462    6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans).............................................. 2008        65,320                          6.a.
    b. Other (includes single payment, installment, and all student loans).. 2011       929,142                          6.b.
7.  Loans to foreign governments and official institutions (including
    foreign central banks).................................................. 2081             0    2081             0    7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)............................................................ 2107        19,581    2107        19,581    8.
9.  Other loans............................................................. 1563       108,303                          9.
    a. Loans for purchasing or carrying securities (secured and unsecured)..                       1545        20,331    9.a.
    b. All other loans (exclude consumer loans).............................                       1564        87,972    9.b.
10. Lease financing receivables (net of unearned income)....................                       2165             0   10.
    a. Of U.S. addressees (domicile)........................................ 2182             0                         10.a.
    b. Of non-U.S. addressees (domicile).................................... 2183             0                         10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above......... 2123           358    2123           358   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a).................................................. 2122     3,820,596    2122     3,820,596   12.
                                                                             ------------------------------------------

PART I. CONTINUED

Memoranda

                                                                            ------------------------
                                              Dollar Amounts in Thousands               Bil Mil Thou
----------------------------------------------------------------------------------------------------
1.  Not applicable
2.  Loans and leases restructured and in compliance with modified terms
    (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
    a. Loans secured by real estate:
       (1) To U.S. addressees (domicile).................................... RCFD 1687             0   M.2.a.(1)
       (2) To non-U.S. addressees (domicile)................................ RCFD 1689             0   M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to individuals for household, family, and other personal
       expenditures).......................................................  RCFD 8691             0   M.2.b.
    c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
       above...............................................................  RCFD 8692             0   M.2.c.
3.  Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a. CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL
       PROPERTIES IN DOMESTIC OFFICES WITH A REMAINING MATURITY OR
       REPRICING FREQUENCY OF: (1) (2)
       (1) THREE MONTHS OR LESS............................................  RCON A564         4,493   M.3.a.(1)
       (2) OVER THREE MONTHS THROUGH 12 MONTHS.............................  RCON A565       100,174   M.3.a.(2)
       (3) OVER ONE YEAR THROUGH THREE YEARS...............................  RCON A566        18,381   M.3.a.(3)
       (4) OVER THREE YEARS THROUGH FIVE YEARS.............................  RCON A567        12,029   M.3.a.(4)
       (5) OVER FIVE YEARS THROUGH 15 YEARS................................  RCON A568        74,745   M.3.a.(5)
       (6) OVER 15 YEARS...................................................  RCON A569       203,741   M.3.a.(6)
    b. ALL LOANS AND LEASES OTHER THAN CLOSED-END LOANS SECURED BY FIRST
       LIENS ON 1-4 FAMILY RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES WITH
       A REMAINING MATURITY OR REPRICING FREQUENCY OF:(1) (3)
       (1) THREE MONTHS OR LESS............................................  RCFD A570     1,402,482   M.3.b.(1)
       (2) OVER THREE MONTHS THROUGH 12 MONTHS.............................  RCFD A571       338,676   M.3.b.(2)
       (3) OVER ONE YEAR THROUGH THREE YEARS...............................  RCFD A572       398,740   M.3.b.(3)
       (4) OVER THREE YEARS THROUGH FIVE YEARS.............................  RCFD A573       938,138   M.3.b.(4)
       (5) OVER FIVE YEARS THROUGH 15 YEARS................................  RCFD A574       310,751   M.3.b.(5)
       (6) OVER 15 YEARS...................................................  RCFD A575        11,305   M.3.b.(6)
    c. FIXED RATE AND FLOATING RATE LOANS AND LEASES WITH A REMAINING
       MATURITY OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 3.a AND
       3.b ABOVE)........................................................... RCFD A247     1,845,825   M.3.c.
    d. FIXED RATE AND FLOATING RATE LOANS SECURED BY NONFARM NONRESIDENTIAL
       PROPERTIES IN DOMESTIC OFFICES(4) WITH A REMAINING MATURITY OF OVER
       FIVE YEARS (INCLUDED IN MEMORANDUM ITEM 3.b ABOVE)................... RCON A577             0   M.3.d.
    e. FIXED RATE AND FLOATING RATE COMMERCIAL AND INDUSTRIAL LOANS(5) WITH
       A REMAINING MATURITY OF OVER THREE YEARS (INCLUDED IN MEMORANDUM
       ITEM 3.b ABOVE).....................................................  RCFD A578           466   M.3.e.
                                                                            ------------------------

--------------------------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4) As defined for Schedule RC-C, part I, item 1.e, column B.

(5) As defined for Schedule RC-C, part I, item 4, column A.

PART I. CONTINUED

Memoranda (continued)


                                                                                   --------------------------
                                                      Dollar Amounts in Thousands                Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(1).........................................    RCFD 2746             0  M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I,
   page RC-6)....................................................................    RCFD 5369             0  M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C,
   part I, item 1.c.(2)(a), column B, page RC-6).................................    RCON 5370       180,585  M.6.
                                                                                    ------------------------

----------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                        -----
                                                                                                         c420
                                                                                   --------------------------
                                                      Dollar Amounts in Thousands                Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
ASSETS

 1. U.S. Treasury securities in domestic offices.................................    RCON 3531             0    1.
 2. U.S. Government agency obligations in domestic offices (exclude
    mortgage-backed securities)..................................................    RCON 3532             0    2.
 3. Securities issued by states and political subdivisions in the U.S. in
    domestic offices.............................................................    RCON 3533             0    3.
 4. Mortgage-backed securities MBS in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA......    RCON 3534             0    4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
       or GNMA (include CMOs, REMICs, and stripped MBS)..........................    RCON 3535             0    4.b
    c. All other mortgage-backed securities......................................    RCON 3536             0    4.c
 5. Other debt securities in domestic offices....................................    RCON 3537             0    5.
 6. Certificates of deposit in domestic offices..................................    RCON 3538             0    6.
 7. Commercial paper in domestic offices.........................................    RCON 3539             0    7.
 8. Bankers acceptances in domestic offices......................................    RCON 3540             0    8.
 9. Other trading assets in domestic offices.....................................    RCON 3541             0    9.
10. Trading assets in foreign offices............................................    RCFN 3542             0   10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices......................................................     RCON 3543             0   11.a
    b. In foreign offices.......................................................     RCFN 3543             0   11.b
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5).....................................................................     RCFD 3545             0   12.
                                                                                     -----------------------

                                                                                     ------------------------
                                                                                                 Bil Mil Thou
                                                                                     ------------------------
LIABILITIES
13. Liability for short positions...............................................     RCFD 3546              0   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts..............................................     RCFD 3547              0   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule
    RC, item 15.b)..............................................................     RCFD 3548              0   15.
                                                                                     ------------------------

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                      ------
                                                                                                                       C425
                                                                    -----------------------------------------------------------
                                                                                                             Nontransaction
                                                                           Transaction Accounts                 Accounts
                                                                    -----------------------------------------------------------
                                                                         (Column A)          (Column B)         (Column C)
                                                                     Total transaction      Memo: Total            Total
                                                                    accounts (including   demand deposits     nontransaction
                                                                        total demand        (included in          accounts
                                                                          deposits)           column A)      (including MMDAs)
                                                                   ------------------------------------------------------------
                                      Dollar Amounts in Thousands   RCON  Bil Mil Thou   RCON  Bil Mil Thou  RCON  Bil Mil Thou
--------------------------------------------------------------------- -------------------- -------------------- ------------------
Deposits of:
1.  Individuals, partnerships, and corporations..................   2201     1,564,195   2240    1,478,547   2346     5,107,649 1.
2.  U.S. Government..............................................   2202         8,161   2280        8,161   2520             0 2.
3.  States and political subdivisions in the U.S.................   2203       208,059   2290      119,834   2530        60,042 3.
4.  Commercial banks in the U.S..................................   2206       170,236   2310      170,236   2550             0 4.
5.  Other depository institutions in the U.S.....................   2207         4,623   2312        4,623   2349             0 5.
6.  Banks in foreign countries...................................   2213        29,307   2320       29,307   2236             0 6.
7.  Foreign governments and official institutions
    (including foreign central banks)............................   2216             0   2300            0   2377       139,000 7.
8.  Certified and official checks................................   2330        63,302   2330       63,302                      8.
9.  Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC, item
    13.a)........................................................   2215     2,047,883   2210    1,874,010   2385     5,306,691 9.
                                                                   ------------------------------------------------------------

Memoranda

                                                                                                     ------------------
                                                                     Dollar Amounts in Thousands     RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------- ------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):
    a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.........................   6835      167,198  M.1.a.
    b. Total brokered deposits.....................................................................   2365            0  M.1.b.
    c. Fully insured brokered deposits (included in Memorandum item 1.b above):
       (1) Issued in denominations of less than $100,000...........................................   2343            0  M.1.c.(1)
       (2) Issued either in denominations of $100,000 or in denominations greater than
           $100,000 and participated out by the broker in shares of $100,000 or less...............   2344            0  M.1.c.(2)
    d. Maturity data for brokered deposits:
       (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
           maturity of one year or less (included in Memorandum item 1.c.(1) above)................   A243            0  M.1.d.(1)
       (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
           maturity of one year or less (included in Memorandum item 1.b above)....................   A244            0  M.1.d.(2)
    e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
       reported in item 3 above which are secured or collateralized as required under state law)...   5590      228,844  M.1.e.
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
    a. Savings deposits:
       (1) Money market deposit accounts (MMDAs)...................................................   6810    1,779,903  M.2.a.(1)
       (2) Other savings deposits (excludes MMDAs).................................................   0352    2,214,307  M.2.a.(2)
    b. Total time deposits of less than $100,000...................................................   6648      944,535  M.2.b.
    c. Total time deposits of $100,000 or more.....................................................   2604      367,946  M.2.c.
3.  All NOW accounts (included in column A above)..................................................   2398      173,873  M.3.
                                                                                                      -----------------
4.  Not applicable

PART I. CONTINUED

                                                                                                     ------------------
                                                                     Dollar Amounts in Thousands     RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------- ------------------
5.  Maturity and repricing data for time deposits of less than $100,000:
    a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1)(2)
       (1) Three months or less.....................................................................  A579     228,848  M.5.a.(1)
       (2) Over three months through 12 months......................................................  A580     468,583  M.5.a.(2)
       (3) Over one year through three years........................................................  A581     199,648  M.5.a.(3)
       (4) Over three years.........................................................................  A582      47,456  M.5.a.(4)
    b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY
       of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above).............  A241     697,431  M.5.b.
6.  Maturity and repricing data for time deposits of $100,000 or more:
    a. Time deposits of $100,000 or more with a remaining maturity or reprieving frequency of: (1)(3)
       (1) Three months or less.....................................................................  A584     238,002  M.6.a.(1)
       (2) Over three months through 12 months......................................................  A585      98,122  M.6.a.(2)
       (3) Over one year through three years........................................................  A586      26,632  M.6.a.(3)
       (4) Over three years.........................................................................  A587       5,190  M.6.a.(4)
    b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of
       one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above)................  A242     336,123  M.6.b.
                                                                                                     ------------------

-------------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 5.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFs)


                                                                                                  -------------------------
                                                                     Dollar Amounts in Thousands   RCFN   Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations . . . . . . . . . . . . . . . . . . . . . . . . .   2621        297,011     1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks). . . . . . . . . . . . . . . .   2623              0     2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) .   2625              0     3.
4. Foreign governments and official institutions (including foreign central banks) . . . . . . .   2650              0     4.
5. Certified and official checks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2330              0     5.
6. All other deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2668              0     6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)  . . . . . . . . . . . .   2200        297,011     7.
                                                                                                  -------------------------

Memorandum
                                                                                                  -------------------------
                                                                     Dollar Amounts in Thousands   RCFN   Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) A245        297,011     M.1.



SCHEDULE RC-F--OTHER ASSETS

                                                                                                                -----------
                                                                                                                  C430
                                                                                                  -------------------------
                                                                     Dollar Amounts in Thousands          Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2164    26,427     1.
2. Net deferred tax assets(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2148    21,151     2.
3. Interest-only strips receivable (not in the form of a security) (2) on:
   a. Mortgage loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD A519         0     3.a.
   b. Other financial assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD A520         0     3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . . .   RCFD 2168   105,913     4.
      -------------
   a.  TEXT 3549    Bank Owned Life Insurance  . . . . . . . . . . . . . . . RCFD 3549    54,806                           4.a.
   b.  TEXT 3550 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCFD 3550                                     4.b.
   c.  TEXT 3551 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCFD 3551                                     4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11 . . . . . . . . . . . . . .   RCFD 2160   153,491     5.

Memorandum
                                                                                                  -------------------------
                                                                     Dollar Amounts in Thousands          Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes  . . . . . . . . . . . . . . .   RCFD 5610         0     M.1.



SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                -----------
                                                                                                                  C435
                                                                                                  -------------------------
                                                                     Dollar Amounts in Thousands          Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices (3) . . . . . . . . . . . . .    RCON 3645    16,170     1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) . . . . . . . .    RCFD 3646    63,806     1.b.
2. Net deferred tax liabilities(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    RCFD 3049         0     2.
3. Minority interest in consolidated subsidiaries . . . . . . . . . . . . . . . . . . . . . . .    RCFD 3000         0     3
4. Other (itemize and describe amounts that exceed 25% of this item) . . . . . . . . . . . . . .   RCFD 2938   121,499     4.
  -------------
   a.  TEXT 3552    Security Purchased Not Settled . . . . . . . . . . . . . RCFD 3552    71,423                           4.a.
   b.  TEXT 3553 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCFD 3553                                     4.b.
   c.  TEXT 3554 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RCFD 3554                                     4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20 . . . . . . . . . . . . . .   RCFD 2930   201,475     5.
      -------------                                                                                ------------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

                                       21

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES


                                                                                                          c440
                                                                                                         -----
                                                                                             Domestic Offices
                                                                                           --------------------
                                                           Dollar Amounts in Thousands     RCON  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------
 1.  Customers' liability to this bank on acceptances outstanding........................  2155           3,412   1.
 2.  Bank's liability on acceptances executed and outstanding............................  2920           3,412   2.
 3.  Federal funds sold and securities purchased under agreements to resell..............  1350         536,350   3.
 4.  Federal funds purchased and securities sold under agreements to repurchase..........  2800         123,867   4.
 5.  Other borrowed money................................................................  3190          23,569   5.
     EITHER
 6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs.........  2163             N/A   6.
     OR
 7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs...........  2941         261,000   7.
 8.  Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs).............................................................  2192       8,495,457   8.
 9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement
     subsidiaries, and IBFs).............................................................  3129       7,748,895   9.
                                                                                           --------------------
                                                                                           --------------------
ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE                                RCON  Bil  Mil  Thou
            SECURITIES IN DOMESTIC OFFICES.                                                --------------------
10.  U.S. Treasury securities............................................................  1779           6,214  10.
11.  U.S. Government agency obligations (exclude mortgage-backed securities).............  1785             270  11.
12.  Securities issued by states and political subdivisions in the U.S. .................  1786          42,173  12.
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA.................................  1787       2,259,919  13.a.(1)
        (2) Other pass-through securities................................................  1869               0  13.a.(2)
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA.................................  1877          47,854  13.b.(1)
        (2) All other mortgage-backed securities.........................................  2253           1,303  13.b.(2)
14.  Other domestic debt securities......................................................  3159           1,452  14.
15.  Foreign debt securities.............................................................  3160               0  15.
16.  Equity securities:
     a. Investments in mutual funds and other equity securities with readily
        determinable fair values.........................................................  A513               0  16.a.
     b. All other equity securities......................................................  3169           9,683  16.b.
17.  Total held-to-maturity and available-for-sale securities (sum of items 10
     through 16).........................................................................  3170       2,368,868  17.
                                                                                           --------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                                           Dollar Amounts in Thousands     RCON  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank...................  3051             397  M.1.
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank.....................  3059             N/A  M.2.
                                                                                           --------------------

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFs
TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.

                                                                                                               c445
                                                                                                              -----
                                                           Dollar Amounts in Thousands     RCFN       Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)........  2133                    0   1.
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C,
    part I, item 12, column A)...........................................................  2076                    0   2.
3.  IBF commercial and industrial loans (component of Schedule RC-C, part I,
    item 4, column A)....................................................................  2077                    0   3.
4.  Total IBF liabilities (component of Schedule RC, item 21)............................  2898                  397   4.
5.  IBF deposit liabilities due to banks, including other IBFs (component of
    Schedule RC-E, part II, items 2 and 3)...............................................  2379                    0   5.
6.  Other IBF deposit liabilities (component of Schedule RC-E, part II,
    items 1, 4, 5, and 6)................................................................  2381                    0   6.
                                                                                           -------------------------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                               c455
                                                                                                              -----
                                                           Dollar Amounts in Thousands                Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Interest-bearing balances due from depository institutions..........................  RCFD 3381         871,014   1.
 2.  U.S. Treasury securities and U.S. Government agency obligations(2)..................  RCFD 3382       2,038,033   2.
 3.  Securities issued by states and political subdivisions in the U.S.(2)...............  RCFD 3383          43,835   3.
 4.  a. Other debt securities(2).........................................................  RCFD 3647         113,746   4.a.
     b. Equity securities(3) (includes investments in mutual funds and Federal
        Reserve stock)...................................................................  RCFD 3648           9,683   4.b.
 5.  Federal funds sold and securities purchased under agreements to resell..............  RCFD 3365         235,112   5.
 6.  Loans:
     a. Loans in domestic offices:
        (1) Total loans..................................................................  RCON 3360       3,757,033   6.a.(1)
        (2) Loans secured by real estate.................................................  RCON 3385       1,870,414   6.a.(2)
        (3) Loans to finance agricultural production and other loans to farmers..........  RCON 3386          87,113   6.a.(3)
        (4) Commercial and industrial loans..............................................  RCON 3387         757,077   6.a.(4)
        (5) Loans to individuals for household, family, and other personal
            expenditures.................................................................  RCON 3388         804,243   6.a.(5)
     b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs........  RCFN 3360               0   6.b.
 7.  Trading assets......................................................................  RCFD 3401               0   7.
 8.  Lease financing receivables (net of unearned income)................................  RCFD 3484               2   8.
 9.  Total assets(4).....................................................................  RCFD 3368       8,074,274   9.
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts,
     ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand
     deposits)...........................................................................  RCON 3485         167,486  10.
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs)............................................  RCON 3486       1,760,952  11.a.
     b. Other savings deposits...........................................................  RCON 3487       1,747,804  11.b.
     c. Time deposits of $100,000 or more................................................  RCON A514         380,545  11.c.
     d. Time deposits of less than $100,000..............................................  RCON A529         950,979  11.d.
12.  Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
     and IBFs............................................................................  RCFN 3404         272,409  12.
13.  Federal funds purchased and securities sold under agreements to repurchase..........  RCFD 3353          71,693  13.
14.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases).................................................................  RCFD 3355           9,337  14.
                                                                                           -------------------------

---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.



                                                                                                                 C460
                                                                                                               -------
                                                            Dollar Amounts in Thousands        RCFD       Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
 1.  Unused commitments:
     a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
        home equity lines..................................................................    3814            287,807    1.a.
     b. Credit card lines..................................................................    3815                  0    1.b.
     c. Commercial real estate, construction, and land development:
        (1) Commitments to fund loans secured by real estate...............................    3816            176,238    1.c.(1)
        (2) Commitments to fund loans not secured by real estate...........................    6550                 15    1.c.(2)
     d. Securities underwriting............................................................    3817                  0    1.d.
     e. Other unused commitments...........................................................    3818          1,331,207    1.e.
 2.  Financial standby letters of credit and foreign office guarantees.....................    3819             57,714    2.
                                                                          -----------------
     a. Amount of financial standby letters of credit conveyed to others  RCFD 3820       0                               2.a.
                                                                          -----------------
 3.  Performance standby letters of credit and foreign office guarantees...................    3821                  0    3.
                                                                          -----------------
     a. Amount of performance standby letters of credit conveyed to others RCFD 3822      0                               3.a.
                                                                          -----------------
 4.  Commercial and similar letters of credit..............................................    3411            114,752    4.
 5.  Participations in acceptances (as described in the instructions) conveyed to others by
     the reporting bank....................................................................    3428                  0    5.
 6.  Participations in acceptances (as described in the instructions acquired by the
     reporting (nonaccepting) bank.........................................................    3429                  0    6.
 7.  Securities borrowed...................................................................    3432            330,020    7.
 8.  Securities lent (including customers' securities lent where the customer is
     indemnified against loss by the reporting bank).......................................    3433          1,214,149    8.
 9.  FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED AS SOLD FOR
     CALL REPORT PURPOSES:
     a. FIRST LIEN 1-TO-4 FAMILY RESIDENTIAL MORTGAGE LOANS:
        (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE...    A521                  0    9.a.(1)
        (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE...........    A522                  0    9.a.(2)
     b. OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS REPORTED IN ITEM 9.c):
        (1) OUTSTANDING PRINCIPAL BALANCE OF ASSETS TRANSFERRED AS OF THE REPORT DATE......    A523                  0    9.b.(1)
        (2) AMOUNT OF RECOURSE EXPOSURE ON THESE ASSETS AS OF THE REPORT DATE..............    A524                  0    9.b.(2)
     c. Small business obligations transferred with recourse under Section 208 of the
        Riegle Community Development and Regulatory Improvement Act of 1994:
        (1) Outstanding principal balance of small business obligations transferred as
            of the report date.............................................................    A249                  0    9.c.(1)
        (2) Amount of retained recourse on these obligations as of the report date.........    A250                  0    9.c.(2)
10.  NOTIONAL AMOUNT OF CREDIT DERIVATIVES:
     a. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE GUARANTOR....................    A534                  0   10.a.
     b. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE BENEFICIARY..................    A535                  0   10.b.
11.  Spot foreign exchange contracts.......................................................    8765                  0   11.
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
     (itemize and describe each component of this item over 25% of Schedule RC, item 28,
     "Total equity capital")...............................................................    3430                  0   12.
        ---------                             ---------------------------------------------
     a. TEXT 3555                             RCFD 3555                                                                  12.a.
        -------------------------------------
     b. TEXT 3556                             RCFD 3556                                                                  12.b.
        -------------------------------------
     c. TEXT 3557                             RCFD 3557                                                                  12.c.
        -------------------------------------
     d. TEXT 3558                             RCFD 3558                                                                  12.d.
        --------------------------------------------------------------------------------------------------------------

                                                                                               ------------------
                                                                 Dollar Amounts In Thousands            RCFD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")                                                                                     5591          0   13.



                                                                 -------------------------
    a.     TEXT 5592                                              RCFD 5592                                                13.a.
           ------------------------------------------------------
    b.     TEXT 5593                                              RCFD 5593                                                13.b.
           ------------------------------------------------------
    c.     TEXT 5594                                              RCFD 5594                                                13.c.
           ------------------------------------------------------
    d.     TEXT 5595                                              RCFD 5595                                                13.d.
           -----------------------------------------------------------------------------------------------------



                                                                                                                         ----
                                                                                                                         C410
                                           ----------------------------------------------------------------------------------
                                             (Column A)           (Column B)           (Column C)          (Column D)
                                            Interest Rate       Foreign Exchange    Equity Derivative     Commodity and
              Dollar Amounts in Thousands     Contracts             Contracts           Contracts        Other Contracts
-----------------------------------------------------------------------------------------------------------------------------
     Off-balance Sheet Derivatives
        Position Indicators                 Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
14.  Gross amounts (e.g., notional
     amounts) (for each column, sum of
     items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):

     a.  Futures contracts ...............                 0                   0                   0                   0   14.a.
                                            RCFD 8693           RCFD 8694           RCFD 8695            RCFD 8696
     b.  Forward contracts ...............                 0                   0                   0                   0   14.b.
                                            RCFD 8697           RCFD 8698           RCFD 8699            RCFD 8700
     c.  Exchange-traded option contracts:
         (1) Written options .............                 0                   0                   0                   0   14.c.(1)
                                            RCFD 8701           RCFD 8702           RCFD 8703            RCFD 8704
         (2) Purchased options ...........                 0                   0                   0                   0   14.c.(2)
                                            RCFD 8705           RCFD 8706           RCFD 8707            RCFD 8708
     d.  Over-the-counter option contracts:
         (1) Written options .............                 0                   0                   0                   0   14.d.(1)
                                            RCFD 8709           RCFD 8710           RCFD 8711            RCFD 8712
         (2) Purchased options ...........                 0                   0                   0                   0   14.d.(2)
                                            RCFD 8713           RCFD 8714           RCFD 8715            RCFD 8716
     e.  Swaps............................                 0                   0                   0                   0   14.e
                                            RCFD 3450           RCFD 3826           RCFD 8719            RCFD 8720
15.  Total gross notional amount of
     derivation contracts held for
     trading..............................                 0                   0                   0                   0   15.
                                            RCFD A126           RCFD A127           RCFD 8723            RCFD 8724

16.  Gross notional amount of
     derivative contracts held for
     purposes other than trading:
     a.  Contracts marked to market......                  0                   0                   0                   0   16.a.
                                            RCFD 8725           RCFD 8726           RCFD 8727            RCFD 8728
     b.  Contracts not marked to
         market .........................                  0                   0                   0                   0   16.b.
                                            RCFD 8729           RCFD 8730           RCFD 8731            RCFD 8732
     c.  INTEREST RATE SWAPS WHERE
         THE BANK HAS AGREED TO PAY
         A FIXED RATE ...................                  0                                                               16.c.
                                            RCFD A589



SCHEDULE RC-L--CONTINUED                                                                                                 ----
                                                                                                                         C410
                                            ----------------------------------------------------------------------------
                                             (Column A)           (Column B)           (Column C)          (Column D)
                                            Interest Rate       Foreign Exchange    Equity Derivative     Commodity and
              Dollar Amounts in Thousands     Contracts             Contracts           Contracts        Other Contracts
------------------------------------------------------------------------------------------------------------------------
         Off-balance Sheet Derivatives
           Position Indicators             RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------

17.  Gross fair values of
     derivative contracts:
     a.  Contracts held for trading:
         (1) Gross positive
             fair value ................... 8733           0    8734           0     8735          0         8736      0   17.a.(1)
         (2) Gross negative
             fair value ................... 8737           0    8738           0     8739          0         8740      0   17.a.(2)

     b.  Contracts held for
         purposes other than
         trading that are marked
         to market:
         (1) Gross positive
             fair value  .................  8741           0    8742           0     8743           0        8744      0   17.b.(1)
         (2) Gross negative
             fair value...................  8745           0    8746           0     8747           0        8748      0   17.b.(2)

     c.  Contracts held for purposes other
         than trading that are not marked
         to market:
         (1) Gross positive
             fair value ..................  8749           0    8750           0    8751           0         8752      0   17.c.(1)
         (2) Gross negative
             fair value ..................  8753           0    8754           0    8755           0         8756      0   17.c.(2)




Memoranda                                                               Dollar Amounts in Thousands    RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------

1. -2. Not applicable
3.  Unused commitments with an original maturity exceeding one year that are reported in
    Schedule RC-L, items 1.a through 1.e above (report only the unused portions of commitments
    that are fee paid or otherwise legally binding).................................................   3833      954,870   M.3.
    a.  Participations in commitments with an original maturity
        exceeding one year conveyed to others .........................  RCFD 3834        101,285                          M.3.a.
4.  To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance) issued
    to non-U.S. addressess (domicile) included in Scedule RC-L, items 2 and 3, above...............    3377            0   M.4.
5.  Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
    a.  Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE
        SEPTEMBER REPORT ONLY) ....................................................................     2741          N/A  M.5.a.
    b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                      2742       67,298  M.5.b.
    c.  All other consumer installment credit (including mobile home loans) (TO BE COMPLETED FOR THE
        SEPTEMBER REPORT ONLY .....................................................................     2743          N/A  M.5.c.


                                            26

SCHEDULE RC-M--MEMORANDA

                                                                                                                -----------
                                                                                                                     C465
                                                                                                 --------------------------
                                                                     Dollar Amounts in Thousands   RCFD   Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders, and their related interests . . . . . . . . . . . . . . . . . . . .  6164          1,504     1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations.
                                                                                        Number
                                                                           ---------------------
                                                                               RCFD 6165       1                           1.b.
                                                                           ---------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks(1) (included in Schedule RC, item 3) . . . . . . . . . . . . . .  3405              0     2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract  . . . . . . . . . . . . . . . . . . . . . . . . .  5500              0     4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer  . . . . . . . . . . . . . . . . . . . . . . . . . .  5501              0     4.b.(1)
      (2) Serviced without recourse to servicer . . . . . . . . . . . . . . . . . . . . . . . . .  5502              0     4.b.(2)
   c. Mortages serviced under a FNMA contract:
      (1) Serviced under a regular option contract. . . . . . . . . . . . . . . . . . . . . . . .  5503              0     4.c.(1)
      (2) Serviced under a special option contract. . . . . . . . . . . . . . . . . . . . . . . .  5504              0     4.c.(2)
   d. Mortage serviced under other servicing contracts. . . . . . . . . . . . . . . . . . . . . .  5505              0     4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2103          3,412     5.a.
   b. Non-U.S. addressees (domicile). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2104              0     5.b.
6. Intangible assets:
   a. Mortgage servicing assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3164              0     6.a.
                                                                           ---------------------
      (1) Estimated fair value of mortgage servicing assets . . . . . . . .  RCFD A590       0                             6.a.(1)
                                                                           ---------------------
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships . . . . . . . . . . . . . . . . . . . . . . . . . .  5506              0     6.b.(1)
      (2) All other identifiable intangible assets. . . . . . . . . . . . . . . . . . . . . . . .  5507              0     6.b.(2)
   c. Goodwill  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3163             82     6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c (must equal Schedule RC, item 10)  . . .  2143             82     6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes  . . . . . . . . . . . . . . . . .  6442              0     6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3295              0     7.
                                                                                                 --------------------------


------------------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                                                                                  ----------------------
                                                                    Dollar Amounts in Thousands             Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures ............................  RCFD 5372             0  8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices ..........................  RCON 5508             0  8.a.(2)(a)
           (b) Farmland in domestic offices ...................................................  RCON 5509             0  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ..........................  RCON 5510         1,019  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .............  RCON 5511             0  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ..........................  RCON 5512             0  8.a.(2)(e)
           (f) In foreign offices .............................................................  RCFN 5513             0  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ..........  RCFD 2150         1,019  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures ............................  RCFD 5374             0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ......  RCFD 5375             0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ..........  RCFD 2130             0  8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus" ..................................  RCFD 3778             0  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds .....................................................................  RCON 6441        35,984 10.a.
    b. Equity securities funds ................................................................  RCON 8427             0 10.b.
    c. Debt securities funds ..................................................................  RCON 8428             0 10.c.
    d. Other mutual funds .....................................................................  RCON 8429        46,266 10.d.
    e. Annuities ..............................................................................  RCON 8430        10,792 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above).............................................................................  RCON 8784        39,678 10.f.
11. Net unamortized realized deferred gains (leases) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC ......................  RCFD A525             0 11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally accepted accounting
    principles(1) .............................................................................  RCFD A526             0 12.
13. OUTSTANDING PRINCIPAL BALANCE OF LOANS OTHER THAN 1-4 FAMILY RESIDENTIAL MORTGAGE
    LOANS THAT ARE SERVICED FOR OTHERS (TO BE COMPLETED IF THIS BALANCE IS MORE THAN
    $10 MILLION AND EXCEEDS TEN PERCENT OF TOTAL ASSETS) ......................................  RCFD A591             0 13.
                                                                                                 -----------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  ------------------
Memorandum                                                          Dollar Amounts in Thousands   RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments
   (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY) .............................................   3836             0 M.1.
                                                                                                  ------------------
-----------------------------------------------------------------------------------------------------------------------------

----------

(1) Exclude netted on-balance sheet amount associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential

                                                                                                               -----------
                                                                                                                   C470
                                                     ---------------------------------------------------------------------
                                                          (Column A)              (Column B)              (Column C)
                                                           Past due              Past due 90              Nonaccrual
                                                        30 through 89            days or more
                                                       days and still             and still
                                                          accruing                 accruing
                                                     ---------------------------------------------------------------------
                       Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou     RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile) . . . . . . . .  1245          28,620   1246           4,200     1247           5,311  1.a.
    b. To non-U.S. addressees (domicile) . . . . . .  1248               0   1249               0     1250               0  1.b.
2.  Loans to depository institutions and acceptances
    of other banks:
    a. To U.S. banks and other U.S. depository
       institutions  . . . . . . . . . . . . . . . .  5377               0   5378               0     5379               0  2.a.
    b. To foreign banks. . . . . . . . . . . . . . .  5380               0   5381               0     5382               0  2.b.
3.  Loans to finance agricultural production and
    other loans to farmers . . . . . . . . . . . . .  1594           2,439   1597             342     1583           1,259  3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) . . . . . . . .  1251          36,280   1252            2,792    1253             589  4.a.
    b. To non-U.S. addressees (domicile) . . . . . .  1254               0   1255                0    1256               0  4.b.
5.  Loans to individuals for household, family, and
    other personal expenditures:
    a. Credit cards and related plans. . . . . . . .  5383             269   5384                0    5385               0  5.a.
    b. Other (includes single payment, installment,
       and all student loans). . . . . . . . . . . .  5386          20,917   5387            8,893    5388             137  5.b.
6.  Loans to foreign governments and official
    institutions . . . . . . . . . . . . . . . . . .  5389               0   5390                0    5391               0  6.
7.  All other loans. . . . . . . . . . . . . . . . .  5459               0   5460              494    5461               3  7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile) . . . . . . . .  1257               0   1258                0    1259               0  8.a.
    b. Of non-U.S. addressees (domicile) . . . . . .  1271               0   1272                0    1791               0  8.b.
9.  Debt securities and other assets (exclude other
    real estate owned and other repossessed assets).  3505               0   3506                0    3507               0  9.
                                                     ---------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                     ---------------------------------------------------------------------
                                                      RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou     RCFD  Bil  Mil  Thou
                                                     ---------------------------------------------------------------------
10.  Loans and leases reported in items 1
     through 8 above which are wholly or partially
     guaranteed by the U.S. Government . . . . . . .  5612          12,231   5613           4,028     5614             128  10.
     a. Guaranteed portion of loans and leases
        included in item 10 above. . . . . . . . . .  5615          12,200   5616           4,019     5617             113  10.a.
                                                     ---------------------------------------------------------------------


                                                                                                         ----
                                                                                                         C473
                                                    ---------------------------------------------------------
                                                        (Column A)         (Column B)          (Column C)
                                                         Past due          Past due 90         Nonaccrual
                                                       30 through 89      days or more
                                                       days and still        and still
                                                          accruing           accruing

Memoranda                                           ---------------------------------------------------------
                        Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCFD Bil Mil Thou  RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part I. Memorandum
   item 2) . . . . . . . . . . . . . . . . . . . . . 1658            0   1659            0  1661            0    M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above . . . . . . . 6558            0   6559            0  6560            0    M.2.
                                                    ---------------------------------------------------------
3. Loans secured by real estate in domestic offices  RCON Bil Mil Thou   RCON Bil Mil Thou  RCON Bil Mil Thou
   (included in Schedule RC-N, item 1, above):      ---------------------------------------------------------
   a. Construction and land development. . . . . . . 2759        9,202   2769        1,246  3492          340    M.3.a.
   b. Secured by farmland. . . . . . . . . . . . . . 3493          941   3494            0  3495            0    M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit . . . . . . 5398          175   5399            0  5400            0    M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties . . . . . . . . . . 5401        8,344   5402        1,466  5403        3,581    M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties . . . . . . . . . . . . . . . . . . 3499            0   3500            0  3501            0    M.3.d.
   e. Secured by nonfarm nonresidential properties . 3502        9,958   3503        1,488  3504        1,390    M.3.e.
                                                    ---------------------------------------------------------


                                                    ---------------------------------------
                                                        (Column A)         (Column B)
                                                        Past due 30        Past due 90
                                                      through 89 days      days or more
                                                    ---------------------------------------
                                                     RCFD Bil Mil Thou   RCFD Bil Mil Thou
                                                    ---------------------------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets. . . . 3522            0   3528            0   M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost. . . . . . . . . . . 3529            0   3530            0   M.4.b.
                                                    ---------------------------------------



-------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                            C477
                                                                                                               ----------

Laura Ewald                                                                (303) 863-4591
--------------------------------------------------------                   ----------------------------------------------
Name and Title (TEXT 8901)                                                 Area code/phone number/extension (TEXT 8902)


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                   ------
                                                                                                                   C475
                                                                                                     --------------------
                                                                   Dollar Amounts in Thousands       RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------

 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits........................................................  0030        21,019    1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits.....................................  0031           N/A    1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1)........................  0032           N/A    1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits.......................................................  3510         4,795    2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits....................................  3512           N/A    2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1).......................  3514           N/A    2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices)..................................................................  3520             0    3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries................................................  2211        11,323    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries...................................  2351             0    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries........................  5514             0    4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)....................  2229             0    5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II).......  2383             0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-G, item 1.b)....................................................................  5515             0    5.c.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
       column B)...................................................................................  2314             0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
       item 4 or 5, column A or C, but not column B)...............................................  2315             0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits: (1),(2)
    a. Unamortized premiums........................................................................  5516             0    7.a.
    b. Unamortized discounts.......................................................................  5517             0    7.b.
 8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
    a. DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED INSTITUTIONS DURING THE QUARTER
       (EXCLUDE DEPOSITS PURCHASED OR ACQUIRED FROM FOREIGN OFFICES OTHER THAN INSURED BRANCHES
       IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS):
       (1) TOTAL DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED INSTITUTIONS DURING
           THE QUARTER.............................................................................  A531             0    8.a.(1)
       (2) AMOUNT OF PURCHASED OR ACQUIRED DEPOSITS REPORTED IN ITEM 8.a.(1) ABOVE ATTRIBUTABLE
           TO A SECONDARY FUND (I.E., BIF MEMBERS REPORT DEPOSITS ATTRIBUTABLE TO SAIF; SAIF
           MEMBERS REPORT DEPOSITS ATTRIBUTABLE TO BIF)............................................  A532             0    8.a.(2)
    b. TOTAL DEPOSITS SOLD OR TRANSFERRED TO OTHER FIDC-INSURED INSTITUTIONS DURING THE QUARTER
       (EXCLUDE SALES OR TRANSFERS BY THE REPORTING BANK OF DEPOSITS IN FOREIGN OFFICES OTHER THAN
       INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS).......................  A533             0    8.b.
                                                                                                     ------------------

-----------

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

                                                                                                     ------------------
                                                                   Dollar Amounts in Thousands       RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------

 9. Deposits in lifeline accounts..................................................................  5596                 9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)..................................................................  8432             0  10.
11. ADJUSTMENTS TO DEMAND DEPOSITS IN DOMESTIC OFFICES AND IN INSURED BRANCHES IN PUERTO RICO
    AND U.S. TERRITORIES AND POSSESSIONS REPORTED IN SCHEDULE RC-E FOR CERTAIN RECIPROCAL
    DEMAND BALANCES:
    a. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED IF THE REPORTING BANK'S RECIPROCAL
       DEMAND BALANCES WITH THE DOMESTIC OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS
       AND INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS THAT WERE
       REPORTED ON A GROSS BASIS IN SCHEDULE RC-E HAD BEEN REPORTED ON A NET BASIS.................  8785             0  11.a.
    b. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE INCREASED IF THE REPORTING BANK'S RECIPROCAL
       DEMAND BALANCES WITH FOREIGN BANKS AND FOREIGN OFFICES OF OTHER U.S. BANKS (OTHER THAN
       INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS) THAT WERE REPORTED
       ON A NET BASIS IN SCHEDULE RC-E HAD BEEN REPORTED ON A GROSS BASIS..........................  A181             0  11.b.
    c. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED IF CASH ITEMS IN PROCESS OF COLLECTION
       WERE INCLUDED IN THE CALCULATION OF THE REPORTING BANK'S NET RECIPROCAL DEMAND BALANCES
       WITH THE DOMESTIC OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS AND INSURED BRANCHES
       IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS IN SCHEDULE RC-E........................  A182             0  11.c.
12. AMOUNT OF ASSETS NETTED AGAINST DEPOSIT LIABILITIES IN DOMESTIC OFFICES AND IN INSURED
    BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS ON THE BALANCE SHEET
    (SCHEDULE RC) IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (EXCLUDE AMOUNTS
    RELATED TO RECIPROCAL DEMAND BALANCES):
    a. AMOUNT OF ASSETS NETTED AGAINST DEMAND DEPOSITS.............................................  A527             0  12.a.
    b. AMOUNT OF ASSETS NETTED AGAINST TIME AND SAVINGS DEPOSITS...................................  A528             0  12.b.
                                                                                                     ------------------
Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                                                                     ------------------
                                                                   Dollar Amounts in Thousands       RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
    1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..........................................  2702     4,360,123  M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (TO BE                              Number
                                                                                    ----------------
           COMPLETED FOR THE JUNE REPORT ONLY)......................................RCON 3779    N/A                     M.1.a.(2)
    b. Deposit accounts of more than $100,000:                                       ----------------
       (1) Amount of deposit accounts of more than $100,000........................................  2710     2,994,451  M.1.b.(1)
                                                                                              Number
                                                                                    ----------------
       (2) Number of deposit accounts of more than $100,000.........................RCON 2722  8,454                     M.1.b.(2)
                                                                                    -----------------------------------
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or
       procedure for determining a better estimate of uninsured deposits than the                             YES    NO
                                                                                                     ------------------
       estimate described above....................................................................  6861             X  M.2.a.
                                                                                                     ------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits             RCON  Bil Mil Thou
                                                                                                     ------------------
       determined by using your bank's method or procedure.........................................  5597           N/A  M.2.b.
                                                                                                     ------------------
 3. HAS THE REPORTING INSTITUTION BEEN CONSOLIDATED WITH A PARENT BANK OR
    SAVINGS ASSOCIATION IN THAT PARENT BANK'S OR PARENT SAVINGS ASSOCIATION'S
    CALL REPORT OR THRIFT FINANCIAL REPORT?
    IF SO, REPORT THE LEGAL TITLE AND FDIC CERTIFICATE NUMBER OF THE PARENT BANK OR PARENT
    SAVINGS ASSOCIATION:                                                                                  FDIC CERT NO.
    -------------                                                                              ------------------------
    TEXT A545 N/A                                                                              RCON  A545  N/A           M.3.
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE RC-R -- REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R                  ------
   MUST BE COMPLETED. TO BE COMPLETED ONLY BY BANKS WITH                   C480
   TOTAL ASSETS OF LESS THAN $1 BILLION. Indicate in the              -----------
   appropriate box at the right whether the bank has total            YES    NO
   capital greater than or equal to eight percent of       ----------------------
   adjusted total assets.................................. RCFD 6056               1.
                                                           ----------------------

    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

---------------------------------------------------------------
NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
       SEE OPTIONAL WORKSHEET FOR ITEMS 3.a THROUGH 3.f.
---------------------------------------------------------------

                                                                                 ------------------
                                                    Dollar Amounts in Thousands  RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------
2. PORTION OF QUALIFYING LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL WEIGHTED
   AVERAGE MATURITY OF AT LEAST FIVE YEARS) THAT IS INCLUDIBLE IN TIER 2
   CAPITAL:
   a. SUBORDINATED DEBT (1) AND INTERMEDIATE TERM PREFERRED STOCK............... A515       42,000    2.a.
   b. OTHER LIMITED-LIFE CAPITAL INSTRUMENTS.................................... A516            0    2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. Tier 1 capital............................................................ 8274      422,881    3.a.
   b. Tier 2 capital............................................................ 8275      104,000    3.b.
   c. Total risk-based capital.................................................. 3792      526,881    3.c.
   d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of
      gross risk-weighted assets)............................................... A222       17,389    3.d.
   e. Net risk-weighted assets (gross risk-weighted assets less excess
      allowance reported in item 3.d above and all other deductions)............ A223    4,959,991    3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2).................. A224    8,074,274    3.f.
                                                                                 -----------------

                                                            --------------------------------------
                                                               (Column A)          (Column B)
ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED        Assets           Credit Equiv-
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                   Recorded           alent Amount
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                on the           of Off-Balance
                                                              Balance Sheet       Sheet Items(3)
                                                            ------------------   ------------------
                                                            RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                            ------------------   ------------------
4. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet................. 5163       495,469                         4.a.
   b. Credit equivalent amount of off-balance sheet items..                      3796             0    4.b.
                                                            ------------------   ------------------

-------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                 (Column A)         (Column B)
                                                                   Assets          Credit Equiv-
                                                                  Recorded          alent Amount
                                                                   on the          of Off-Balance
                                                                Balance Sheet      Sheet Items(1)
                                                              -----------------  -----------------
                                Dollar Amounts in Thousands   RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------  -----------------  -----------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet..................   5165   4,559,121                    5.a.
   b. Credit equivalent amount of off-balance sheet items...                     3801    1,236,639 5.b.
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet..................   3802     459,348                    6.a.
   b. Credit equivalent amount of off-balance sheet items...                     3803       12,141 6.b.
7. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet..................   3804   3,020,007                    7.a.
   b. Credit equivalent amount of off-balance sheet items...                     3805      545,169 7.b.
8. On-balance sheet asset values excluded from and deducted
   in the calculation of the risk-based capital ratio (2)...   3806      40,901                    8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must
   equal Schedule RC, item 12 plus items 4.b. and 4.c)......   3807   8,574,846                    9.
                                                              -----------------  -----------------

Memoranda
                                                   Dollar Amounts in Thousands   RCFD Bil Mil Thou
-------------------------------------------------------------------------------  -----------------
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards.................................  8764            0  M.1.
                                                                                 -----------------

                                                                    With a remaining maturity of
                                              ------------------------ ----------------------- -----------------------
                                                    (Column A)               (Column B)              (Column C)
                                                 One year or less           Over one year         Over five years
                                                                         through five years
2. Notional principal amounts of              ------------------------ ----------------------- -----------------------
   off-balance sheet derivative contracts(3):  RCFD  Tril Bil Mil Thou  RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou
                                              ------------------------ ----------------------- -----------------------
a. Interest rate contracts...................  3809                  0  8766                 0  8767                 0  M.2.a.
b. Foreign exchange contracts................  3812                  0  8769                 0  8770                 0  M.2.b.
c. Gold contracts............................  8771                  0  8772                 0  8773                 0  M.2.c.
d. Other precious metals contracts...........  8774                  0  8775                 0  8776                 0  M.2.d.
e. Other commodity contracts.................  8777                  0  8778                 0  8779                 0  M.2.e.
f. Equity derivative contracts...............  A000                  0  A001                 0  A002                 0  M.2.f.
                                              ------------------------ ----------------------- -----------------------

--------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                 REPORTED IN THE REPORTS OF CONDITION AND INCOME
                    at close of business on December 31, 1997

NORWEST BANK COLORADO, N.A.                DENVER             , COLORADO
-----------------------------------------  ------------------------------------
Legal Title of Bank                        City                 State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None".

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF BANK                                  OMB No. For OCC: 1557-0081
                                                                     OMB No. For FDIC: 3064-0052
  Call No. 202                   12-31-97                      OMB No. For Federal Reserve: 7100-0036
                                                                      Expiration Date: 3/31/2000

  Norwest Bank Colorado, National Association                                SPECIAL REPORT
  1740 Broadway, M.S. 8729                                           (Dollar Amounts in Thousands)
  Denver, CO 80274                                    ----------------------------------------------------------
                                                      CLOSE OF BUSINESS   FDIC CERTIFICATE NUMBER
                                                      DATE                                          C-700
                                                           12/31/97             0 3 0 1 1
----------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the
Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF
CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND
215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION 0) FOR THE DEFINITIONS
OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT" RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT
TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
----------------------------------------------------------------------------------------------------------------

a. Number of loans made to executive officers since the                         --------------------------
   previous Call Report date. . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3561             0   a.
                                                                                --------------------------
b. Total dollar amount of above loans (in thousands of dollars) . . . . . . .     RCFD 3562             0   b.
                                                                                --------------------------
c. Range of interest charged on above loans          -----------------------------------------------------
   (example: 9 3/4% = 9.75) . . . . . . . . . . .    RCFD 7701    0.00     %  to     RCFD 7702    0.00   %  c.
                                                     -----------------------------------------------------

----------------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                            DATE (Month, Day, Year)

/s/ Dennis D. Erickson                                                                      1-16-98
----------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)         AREA CODE/PHONE NUMBER/EXTENSION
                                                                               (TEXT 8904)
Laura Ewald                                                                               (303) 863-4591
----------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)